UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                             PHASE III MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                         0-10909                   22-2343568
  ---------------                   -----------             -------------------
  (State Or Other                   (Commission                (IRS Employer
  Jurisdiction Of                   File Number)            Identification No.)
  Incorporation)

        330 South Service Road, Suite 120
            Melville, New York                                       11747
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631)-574-4955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

         On June 12, 2006, Phase III Medical, Inc. (the "Company") issued a press release relating to its entrance into a Securities Purchase Agreement (the "Securities Purchase Agreement") with 17 accredited investors listed therein (the "Investors"). Pursuant to the Securities Purchase Agreement, the Company issued to each Investor shares of its common stock, par value $.001 per share (the "Common Stock"), at a per-share price of $0.044, along with a five-year warrant to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock purchased by the Investor (the "Warrants," and together with the Common Stock issued, the "Securities"). The gross proceeds from the sale were $2,079,000.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1      Press release issued June 12, 2006


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHASE III MEDICAL, INC.



                                        By:      /s/ Catherine M. Vaczy
                                                 --------------------------
                                                 Catherine M. Vaczy
                                                 Executive Vice President and
                                                 General Counsel




         Dated:  June 14, 2006

                                  EXHIBIT INDEX


Exhibit Number    Description

Exhibit 10.1      Press Release dated June 12, 2006